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                                                                         EX-23.4


             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
of Mellon Bank Corporation:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.

Pittsburgh, Pennsylvania
July 18, 1994

                                               KPMG PEAT MARWICK